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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of Earliest Event Reported):_______________________



                                  Modavox, Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     333-57818              20-0122076
   ---------------------             -------------          --------------
(State or other jurisdiction          (Commission         (I.R.S. Employer
     of incorporation)                File Number)       Identification No.)

  4636 E. University Drive, Ste. # 275
            Phoenix, Arizona                                     85034
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(Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code: 602-648-6090


                                 Not Applicable
              ----------------------------------------------------
           Former name or former address, if changed since last report




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                  SECTION 1 - COMPANY'S BUSINESS AND OPERATIONS


ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 28, 2007, Modavox, Inc. entered into a Plan of Reorganization and Stock Purchase Agreement with World Talk Radio, Inc., a California corporation, and WTR Acquisition, Inc., an Arizona corporation, (the "Definitive Agreement"). Pursuant to the Definitive Agreement, World Talk Radio was obligated to transfer to WTR Acquisition substantially all of the assets of World Talk Radio, including the rights to the mark "World Talk Radio" and the domain name "worldtalkradio.com," but excluding any liabilities, and then transfer all of the outstanding capital stock of WTR Acquisition to Modavox in exchange for 1,000,000 shares of Modavox common stock. Modavox is obligated to issue 900,000 of the shares at the closing and the remaining 100,000 shares will be withheld for one year and be available for offset against any indemnification obligations of World Talk Radio under the Definitive Agreement.

         World Talk Radio is an internet talk station with more than 70 regularly presented internet radio shows. World Talk Radio offers internet radio shows to listeners on a wide variety of topics and listeners can either listen to shows live or listen to archived shows on their own schedule. World Talk Radio generates revenue by producing internet radio shows for its customers and creating archives of such shows. World Talk Radio also sells advertising time to customers to be aired during internet radio shows.

         The transaction closed on March 3,2007 .



                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

EXHIBIT NO.      DESCRIPTION

2.1 Amended and Restated Plan of Reorganization and Stock Purchase Agreement, dated March 1, 2007, by and among Modavox, Inc., WTR Acquisition, Inc. and World Talk Radio, Inc.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Modavox, Inc.

DATE: MARCH 1, 2007                       BY:     /S/ DAVID J. IDE
-----------------------------                     -----------------
                                                  NAME: DAVID J. IDE
                                                  TITLE: CHIEF EXECUTIVE OFFICER